PCTEL Achieves $24.7 Million in Third Quarter Revenue

Continued Sequential Growth

BLOOMINGDALE, Ill. – October 27, 2016 -- PCTEL, Inc. (NASDAQ:PCTI), a leader in Performance Critical Telecom solutions, announced its 2016 third quarter results.

Quarter Highlights

$24.7 million in revenue for the quarter, a decrease of seven percent from the same period last year. The Company saw a two percent sequential quarterly increase in revenue from the second quarter.

GAAP gross profit margin of 36 percent in the quarter compared to 32 percent for the same period last year.

GAAP operating margin of negative one percent for the quarter compared to operating margin of negative eight percent for the same period last year.

GAAP net income of $0.01 per diluted share compared to a net loss of $(0.06) per diluted share for the same period last year.

Non-GAAP operating profit and net income are measures the company uses to reflect the results of its core earnings. The Company’s reporting of Non-GAAP net income excludes expenses for restructuring, gain or loss on sale of assets, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions, and non-cash related income tax expense.

Non-GAAP gross margin of 37 percent in the quarter, compared to 33 percent for the same period last year.

Non-GAAP operating margin of five percent in the quarter, compared to less than one percent for the same period last year.

Non-GAAP net income of $1.1 million, or $0.07 per diluted share in the quarter, compared to $108,000 or $0.01 per diluted share in the same period last year.

$31.2 million of cash and short-term investments at September 30, 2016, an increase of approximately $1.9 million from the preceding quarter. During the quarter the Company generated free cash flow of approximately $2.5 million.

“We made great progress this past quarter in our Connected Solutions business. Small cell, indoor and outdoor broadband, and the Internet of Things (IoT) continue to drive our engineering and sales investments,” said Marty Singer, PCTEL’s Chairman and CEO. “We saw growing strength in our China and APAC markets and we anticipate continued interest in our IBflex® and test and measurement solutions as the IoT demands greater capacity and coverage,” added Singer.

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 5:15 PM ET. The call can be accessed by dialing (888) 782-2072 (U.S. / Canada) or (706) 679-6397 (International), conference ID: 96080850. The call will also be webcast at http://investor.pctel.com/events.cfm.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (855) 859-2056 (U.S./Canada), or International (404) 537-3406, conference ID: 96080850.

About PCTEL

PCTEL, a global provider of RF expertise, delivers Performance Critical Telecom solutions to the wireless industry. PCTEL benchmarks and optimizes wireless networks with its data tools, engineering services, and RF products. PCTEL's antennas and site solutions are vital elements for networks serving SCADA, fleet management, health care, public safety, and education.

PCTEL's RF Solutions products and services improve the performance of wireless networks globally. PCTEL's performance critical products include its SeeGull MXflex®, IBflex®, and EXflex® scanning receivers. PCTEL tools also include CW transmitters, signal analyzers, and the SeeWave® interference locating system. PCTEL's SeeHawk® software portfolio includes SeeHawk® Touch, SeeHawk® Collect, SeeHawk Engage™, SeeHawk Engage+™, SeeHawk Engage™ Lite, SeeHawk™ Studio, and SeeHawk™ Analytics. PCTEL provides specialized staffing, interference management and performance critical RF engineering services for wireless networks.

PCTEL Connected Solutions designs and delivers performance critical antennas and site solutions for public and private wireless networks globally. PCTEL's performance critical antenna solutions include high rejection and high performance GNSS products and innovative broadband LTE and Wi-Fi solutions for fixed and mobile applications, including transit, in-building, and small cell networks. In addition, PCTEL provides a broad portfolio of LMR and Yagi antennas. We leverage our design, logistics, and support capabilities to deliver performance critical antenna and site solutions into carrier, railroad, utility applications, oil and gas, and other vertical markets.

PCTEL's products are sold worldwide through direct and indirect channels. For more information, please visit the company's web sites: pctel.com, antenna.com, or rfsolutions.pctel.com

PCTEL Safe Harbor Statement

This press release and our related comments in our earnings conference call contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Specifically, the statements regarding our future financial performance, new products and features, growth of our Connected Solutions and RF Solutions businesses, and anticipated demand for our small cell, broadband, and test and measurement solutions are forward-looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the actual growth in the APAC region, impact of IoT on capacity and coverage demand, customer demand for these types of products and services generally, growth and continuity in PCTEL’s vertical markets, PCTEL’s ability to successfully grow its network analytics and network engineering services and its wireless products business generally, and its ability to create, protect and implement new technologies and solutions. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

For further information contact:

John Schoen	Jack Seller
CFO	Public Relations
PCTEL, Inc.	PCTEL, Inc.
(630) 372-6800	(630) 372-6800
jack.seller@pctel.com

PCTEL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	(unaudited)
	September 30,	December 31,
	2016	2015
ASSETS

Cash and cash equivalents	$13,105	$7,055
Short-term investment securities	18,099	24,728
Accounts receivable, net of allowance for doubtful accounts of $252 and $314 at September 30, 2016 and December 31, 2015, respectively	17,997	21,001
Inventories, net	14,705	17,596
Prepaid expenses and other assets	1,300	1,586
Total current assets	65,206	71,966

Property and equipment, net	13,123	13,839
Goodwill	3,332	3,332
Intangible assets, net	4,724	11,378
Deferred tax assets, net	9,264	13,155
Other noncurrent assets	38	40
TOTAL ASSETS	$95,687	$113,710

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$5,307	$6,735
Accrued liabilities	5,542	6,190
Total current liabilities	10,849	12,925

Other long-term liabilities	447	388

Total liabilities	11,296	13,313

Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 17,350,796 and 17,654,236 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	17	18
Additional paid-in capital	134,778	135,714
Accumulated deficit	(50,263)	(35,320)
Accumulated other comprehensive loss	(141)	(15)
Total stockholders’ equity	84,391	100,397

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$95,687	$113,710

PCTEL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
REVENUES	$24,687	$26,526	$70,004	$80,477
COST OF REVENUES	15,750	18,063	44,779	52,495
GROSS PROFIT	8,937	8,463	25,225	27,982
OPERATING EXPENSES:
Research and development	2,451	2,863	7,581	8,506
Sales and marketing	3,396	3,603	9,925	10,558
General and administrative	2,890	2,847	9,157	9,513
Amortization of intangible assets	250	958	1,430	2,535
Impairment of intangible assets	0	0	4,724	0
Restructuring expenses	113	413	654	852
Total operating expenses	9,100	10,684	33,471	31,964
OPERATING LOSS	(163)	(2,221)	(8,246)	(3,982)
Other income, net	35	534	49	2,783
LOSS BEFORE INCOME TAXES	(128)	(1,687)	(8,197)	(1,199)
(Benefit) expense for income taxes	(303)	(625)	4,157	(451)
NET INCOME (LOSS)	$175	$(1,062)	$(12,354)	$(748)

Net Income (Loss) per Share:
Basic	$0.01	$(0.06)	$(0.77)	$(0.04)
Diluted	$0.01	$(0.06)	$(0.77)	$(0.04)

Weighted Average Shares:
Basic	16,106	17,626	16,136	18,059
Diluted	16,245	17,626	16,136	18,059

Cash dividend per share	$0.05	$0.05	$0.15	$0.15

PCTEL, INC.

P&L INFORMATION BY SEGMENT (unaudited)

(in thousands)

	Three Months Ended September 30, 2016				Nine Months Ended September 30, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total
REVENUES	$17,136	$7,609	$(58)	$24,687	$47,616	$22,552	$(164)	$70,004

GROSS PROFIT	5,771	3,179	(13)	8,937	15,035	10,197	(7)	25,225

OPERATING (LOSS) INCOME	$2,530	$(330)	$(2,363)	$(163)	$5,625	$(6,227)	$(7,644)	$(8,246)

	Three Months Ended September 30, 2015				Nine Months Ended September 30, 2015
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total
REVENUES	$17,450	$9,115	$(39)	$26,526	$52,903	$27,749	$(175)	$80,477

GROSS PROFIT	4,729	3,727	7	8,463	15,549	12,413	20	27,982

OPERATING (LOSS) INCOME	$1,160	$(1,058)	$(2,323)	$(2,221)	$4,255	$(181)	$(8,056)	$(3,982)

Reconciliation of GAAP to non-GAAP Results (unaudited)

(in thousands except per share information)

Reconciliation of GAAP operating loss to non-GAAP operating income (a)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Operating Loss	$(163)	$(2,221)	$(8,246)	$(3,982)

(a) Add:
Amortization of intangible assets
-Cost of revenues	167	167	500	428
-Operating expenses	250	958	1,430	2,535
Impairment of intangible assets	0	0	4,724	0
Restructuring:
-Cost of revenues	0	132	0	246
-Operating expenses	113	413	654	852
TelWorx investigation:
-General & Administrative	0	9	5	100
Stock Compensation:
-Cost of revenues	61	115	325	244
-Engineering	183	99	525	244
-Sales & Marketing	158	230	486	370
-General & Administrative	542	206	1,851	534
	1,474	2,329	10,500	5,553

Non-GAAP Operating Income	$1,311	$108	$2,254	$1,571
% of revenue	5.3%	0.4%	3.2%	2.0%

Reconciliation of GAAP net loss to non-GAAP net (loss) income (b)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net Loss (Income)	$175	$(1,062)	$(12,354)	$(748)

Adjustments:
(a) Non-GAAP adjustment to operating (loss) income	1,474	2,329	10,500	5,553
(b) Other income related to SEC investigation of TelWorx	0	(10)	(5)	(99)
(b) Legal Settlement - Amendment to Nexgen APA	0	(500)	0	(2,660)
(b) Income Taxes	(545)	(649)	3,743	(738)
	929	1,170	14,238	2,056
Non-GAAP Net Income	$1,104	$108	$1,884	$1,308

Non-GAAP Earning per Share:
Basic	$0.07	$0.01	$0.12	$0.07
Diluted	$0.07	$0.01	$0.12	$0.07

Weighed Average Shares:
Basic	16,106	17,626	16,136	18,059
Diluted	16,245	17,809	16,276	18,428

This schedule reconciles the Company's GAAP operating loss and GAAP net loss to its non-GAAP operating (loss) income and non-GAAP net (loss) income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

(b) These adjustments include the items described in footnote (a) as well as other income for insurance claims related to the SEC investigation of TelWorx, legal settlements, and non-cash income tax expense.

Reconciliation of GAAP to non-GAAP SEGMENT INFORMATION (unaudited) (a)

(in thousands)

	Three Months Ended September 30, 2016				Nine Months Ended September 30, 2016
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total
Operating (Loss) Income	$2,530	$(330)	$(2,363)	$(163)	$5,625	$(6,227)	$(7,644)	$(8,246)

Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	500	0	500
-Operating expenses	39	211	0	250	153	1,277	0	1,430
Impairment of intangible assets	0	0	0	0	0	4,724	0	4,724
Restructuring expenses	0	113	0	113	44	537	73	654
TelWorx investigation:
-General & Administrative	0	0	0	0	0	0	5	5
Stock Compensation:
-Cost of revenues	51	10	0	61	135	190	0	325
-Engineering	52	131	0	183	124	401	0	525
-Sales & Marketing	137	21	0	158	338	148	0	486
-General & Administrative	66	93	383	542	158	262	1,431	1,851
	345	746	383	1,474	952	8,039	1,509	10,500
Non-GAAP Operating (Loss) Income	$2,875	$416	$(1,980)	$1,311	$6,577	$1,812	$(6,135)	$2,254

	Three Months Ended September 30, 2015				Nine Months Ended September 30, 2015
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total
Operating (Loss) Income	$1,160	$(1,058)	$(2,323)	$(2,221)	$4,255	$(181)	$(8,056)	$(3,982)

Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	39	389	0	428
-Operating expenses	195	763	0	958	616	1,919	0	2,535
Restructuring expenses
-Cost of revenues	132	0	0	132	246	0	0	246
-Restructuring charges	113	300	0	413	538	314	0	852
TelWorx investigation:
-General & Administrative	0	0	9	9	0	0	100	100
Stock Compensation:
-Cost of Goods Sold	40	75	0	115	54	190	0	244
-Engineering	(5)	104	0	99	55	189	0	244
-Sales & Marketing	88	142	0	230	173	197	0	370
-General & Administrative	16	44	146	206	6	43	485	534
	579	1,595	155	2,329	1,727	3,241	585	5,553

Non-GAAP Operating (Loss) Income	$1,739	$537	$(2,168)	$108	$5,982	$3,060	$(7,471)	$1,571

This schedule reconciles the Company's GAAP operating income (loss) by segment to its non-GAAP operating (loss) income. The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for  internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

(a) These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the SEC investigation of TelWorx.

PCTEL, Inc.

Reconciliation of GAAP operating loss to EBITDA (a)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Operating Loss	$(163)	$(2,221)	$(8,246)	$(3,982)

(a) Add:
Depreciation and amortization	1,231	1,907	4,335	5,261
Restructuring - cost of revenues	0	132	0	246
Restructuring - operating expenses	113	413	654	852
Stock compensation expenses	944	650	3,187	1,392
Impairment of intangible assets	0	0	4,724	0
TelWorx investigation- operating expenses	0	9	5	100
EBITDA	$2,125	$890	$4,659	$3,869
% of revenue	8.6%	3.4%	6.7%	4.8%

This schedule reconciles the Company's GAAP operating loss to EBITDA.  The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes.  EBITDA should not be viewed as a substitute for  the Company's GAAP results.

(a) EBITDA is defined as net income before interest, income taxes, depreciation and amortization.  These adjustments reflect depreciation, amortization of intangible assets, stock compensation expenses, restructuring expenses, and general and administrative expenses associated with the SEC investigation of TelWorx.